FORM 8-K

CURRENT REPORT

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Date of Report (Date of earliest event reported): August 9, 2002

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

California	001-13122	95-1142616

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 South Grand Avenue, Suite 5100
Los Angeles, California 90071

(Address of principal executive offices)

(213) 687-7700

(Telephone number)

N/A

(Former name or former address, if changed since last report.)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5.  Other Events

     Pursuant to the announcement by the Securities and Exchange Commission on or about July 29, 2002, Reliance Steel & Aluminum Co. is filing with this Form 8-K the Statements Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings that were signed by the Chief Executive Officer and the Executive Vice President and Chief Financial Officer of Reliance.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired. No financial statements are required to be filed under applicable rules.

     (b)  Pro Forma Financial Information. No pro forma financial information is required under applicable rules.

     (c)  Exhibits.

99.1	Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 9, 2002 and signed by David H. Hannah, Chief Executive Officer

99.2	Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 9, 2002 and signed by Karla McDowell, Executive Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: August 9, 2002	By:	/s/ Karla McDowell

Karla McDowell Executive Vice President and Chief Financial Officer

2

EXHIBIT INDEX

99.1	Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 9, 2002 and signed by David H. Hannah, Chief Executive Officer

99.2	Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 9, 2002 and signed by Karla McDowell, Executive Vice President and Chief Financial Officer

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